August 31, 2017

SPOUTING ROCK/CONVEX GLOBAL DYNAMIC RISK FUND (the “Fund”)

Supplement to the Prospectus dated January 28, 2017

Effective September 1, 2017, the Fund may invest in foreign securities either directly or indirectly through depositary receipts as a principal strategy.

The Principal Investment Strategies in the Summary Section on pages 2 – 3 is deleted and replaced as follows:

In pursuing positive absolute returns, Convex Capital Management LLC, the Fund’s subadviser (the “Subadviser”), seeks to minimize losses when it believes market risk is high and maximize growth when it believes market risk is low. The Subadviser seeks to achieve this objective by limiting the Fund’s exposure to what it considers to be risky asset classes, economic sectors, and global geographic markets when volatility rises and increasing the Fund’s exposure when volatility falls. The Subadviser considers “risky” asset classes, economic sectors and global geographic markets to be those that it expects to underperform or outperform, on a relative basis, in specific market environments. The Subadviser employs a proprietary dynamic risk management strategy, which integrates quantitative and fundamental analysis, to evaluate the risk and attractiveness of a broad spectrum of asset classes, sectors, and global geographic markets. In an attempt to achieve the most efficient risk-adjusted return for investors, the Subadviser actively adjusts the Fund’s exposure by changing the allocation of the Fund’s investments among various asset classes, economic sectors and global geographic markets. The Fund may invest in U.S., international, and emerging market equity securities of any market capitalization (growth or value stocks or both) and fixed income securities of any quality, maturity, and duration (including high yield securities, which are often referred to as “junk bonds”), either directly or by investing in exchange-traded funds (“ETFs”) that invest in those securities. The Fund defines equity securities as common stock and convertible preferred stock of US and/or foreign companies as well as American Depositary Receipts (“ADRs”) representing common stock and convertible preferred stock of foreign issuers. The Fund defines fixed income securities as notes, bonds, non-convertible preferred shares and other evidences of indebtedness. The Fund may also invest in real estate interests, commodities, and inflation-protected securities. In evaluating ETFs, the Subadviser typically considers historical returns, risk, liquidity, and expense ratios.

The Fund may invest in foreign securities either directly or indirectly through ADRs, Global Depository Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs (collectively, “Depository Receipts”) are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Depository Receipts may be sponsored or unsponsored. The Fund may hold a substantial portion or all of its portfolio in cash and cash equivalents, including money market funds and short-term fixed income securities, during periods when the Subadviser anticipates high volatility.

The Fund may also invest in futures and options for hedging purposes, to gain market exposure, and to adjust the return and volatility characteristics of the Fund’s portfolio. The Fund may also invest in inverse ETFs or purchase put options if, for example, the Subadviser believes that valuations are high in a deteriorating market environment associated with high volatility.

The Principal Investment Strategies in the Additional Information About the Fund’s Investment Strategies and Related Risks section on pages 10 – 11 is deleted and replaced as follows:

As mentioned in the Summary Section, the Fund is managed using the Subadviser’s proprietary dynamic risk management strategy, which allocates the Fund’s assets actively among different asset classes,

economic sectors and geographic markets based on the Subadviser’s assessment of the relative risk and attractiveness of each asset class, economic sector, and global geographic market. The Subadviser seeks to minimize losses when it believes market risk is high and maximize growth when it believes market risk is low.

In an attempt to achieve the most efficient risk-adjusted return for investors, the Subadviser actively adjusts the Fund’s exposure by changing the allocation of the Fund’s investments among various asset classes, economic sectors and global geographic markets. The Fund may invest in U.S., international, and emerging market equity securities of any market capitalization (growth or value stocks or both) and fixed income securities of any quality, maturity, and duration (including high yield securities, which are often referred to as “junk bonds”), either directly or by investing in exchange-traded funds (“ETFs”) that invest in those securities. The Fund defines equity securities as common stock and convertible preferred stock of US and/or foreign companies as well as American Depositary Receipts (“ADRs”) representing common stock and convertible preferred stock of foreign issuers. The Fund defines fixed income securities as notes, bonds, non-convertible preferred shares and other evidences of indebtedness. The Fund may also invest in real estate interests, commodities, and inflation-protected securities. In evaluating ETFs, the Subadviser typically considers historical returns, risk, liquidity, and expense ratios.

The Fund may invest in foreign securities either directly or indirectly through ADRs, Global Depository Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs (collectively, “Depository Receipts”) are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Depository Receipts may be sponsored or unsponsored. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. GDRs may be other than dollar denominated and may be issued in several countries.

In managing the Fund, the Subadviser uses a combination of top-down economic risk ratings based on anticipated changes in macroeconomic regimes at country, region and global levels and a bottom-up approach using fundamental research and evaluations of individual securities. The Subadviser’s top-down economic risk rating includes fundamental analysis of macroeconomic variables, yield curve positions and quantitative models based on using economic and market data. The bottom-up research includes investment screening and selection of securities that are expected to perform optimally in different economic environment and market regimes. The Subadviser uses different portfolio construction methodologies that it considers suitable for various market environments and adjusts the Fund’s asset allocation based on changes in expected volatility of each asset class, economic sector, and global geographic market. In addition, the Subadviser evaluates and adjusts portfolio allocations based on market events that may have an adverse impact on the Fund’s portfolio. The Subadviser’s proprietary risk management strategy, which integrates quantitative and fundamental analysis, seeks to manage risks on a dynamic, or active, basis in an effort to create a return profile where portfolio risks are avoided when volatility is increasing and accepted at a greater level when volatility is declining.

Because the Subadviser’s strategy seeks to avoid certain risks, the Fund may hold a substantial portion or all of its portfolio in cash and cash equivalents, including money market funds and short-term fixed income securities, during periods when the Subadviser believes other asset classes present too much risk. The Subadviser’s risk management techniques may cause the Fund to underperform other mutual funds with similar investment strategies and/or investment objectives, especially during periods of rallying equity markets.

The Fund may invest in futures and options for hedging purposes, to gain market exposure, and to adjust the return and volatility characteristics of the Fund’s portfolio. For example, the Fund may purchase an index futures contract as a substitute for an investment in an ETF tracking the index. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The Fund may also buy or sell options to manage market exposure prior to, during and after exogenous events (i.e., events outside the scope of the Subadviser’s model) that can cause spikes in volatility. The Fund will not, however, sell uncovered (or “naked”) call options. If the Subadviser believes that valuations are high in a deteriorating market environment associated with high volatility, the Fund may invest in inverse ETFs or purchase put options to hedge against potential declines in the market or as an attempt to realize appreciation from these declines.

The Fund seeks positive absolute returns. Thus, unlike traditional mutual fund strategies that seek to outperform a benchmark (and are therefore likely to be influenced by the weightings of the benchmark), the Fund pursues positive total returns independent of a benchmark. This gives the Subadviser the flexibility to pursue global investment opportunities as it seeks to achieve the most efficient risk-adjusted return for the Fund’s portfolio.

The following paragraph is added to Foreign Securities Risk in the Summary Section on page 5 and in the Additional Information About the Fund’s Investment Strategies and Related Risks section on page 14:

•	Depositary Receipt Risk. In addition to the risks of investing in foreign securities, there is no guarantee that a Depository Receipt issuer will continue to offer a particular Depository Receipt. As a result, the Fund may have difficulty selling the Depository Receipts, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored Depository Receipts are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. Depository Receipts may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain Depository Receipts are not listed on an exchange and therefore may be illiquid.

•	ADR Currency Risk. Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

August 31, 2017

SPOUTING ROCK/CONVEX GLOBAL DYNAMIC RISK FUND (the “Fund”)

Supplement to the Statement of Additional Information dated January 28, 2017

Effective September 1, 2017, the Fund may invest in foreign securities either directly or through depositary receipts as a principal strategy.

The following subsection D.4. is added to the Additional Information About Fund Investments and Risk Considerations section:

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

D.        Foreign Securities.

4.        Depositary Receipts. The Fund may invest in foreign securities, either directly or through depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). ADRs are receipts, issued by domestic banks, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Fund acquires Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Other foreign securities may be denominated in U.S. dollars and trade on domestic stock exchanges. Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.